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                                                                     Exhibit 1.1

                        5,750,000 Shares of Common Stock

                               OPEN SOLUTIONS INC.

                             UNDERWRITING AGREEMENT

                               November [__], 2003

BEAR, STEARNS & CO. INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
U.S. BANCORP PIPER JAFFRAY INC.
     As Representatives (the "Representatives") of the several Underwriters named in
     Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Ladies and Gentlemen:

                  Open Solutions Inc., a corporation organized and existing under the laws of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 4,820,000 shares (the "Company Shares") of its common stock, par value .01 per share (the "Common Stock"). The stockholders of the Company listed on Schedule I hereto (the "Selling Stockholders") severally and not jointly propose to sell to the Underwriters an aggregate of 180,000 shares of Common Stock (the "Selling Stockholders' Shares" and, together with the Company Shares, the "Firm Shares"). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company also proposes to issue and sell to the Underwriters up to an additional 750,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement and Prospectus referred to below. Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Lead Manager") is acting as lead manager in connection with the offering and sale of the Shares (the "Offering").

                  The Company also proposes, subject to the terms of this agreement (this "Agreement"), the applicable rules, regulations and interpretations of the NASD (as defined below) and all other applicable laws, rules and regulations, that up to 100,000 Firm Shares (the "Directed Shares") shall be reserved for sale by the Underwriters to certain officers, directors, employees and other persons designated by the Company ("Directed Share Purchasers"). To the extent that sales of any Directed Shares are not orally confirmed for purchase by Directed Share

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Purchasers by the end of the first business day after the date of this
Agreement, such Directed Shares will be offered to the public as part of the Offering.

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                           (a)      The Company has filed with the Securities
and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-108293), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act increasing the size of the Offering by registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the rules and regulations of the Commission (the "Rules and Regulations") or by the Securities Act, proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any wrapper or supplement thereto prepared in connection with the distribution of Directed Shares in any jurisdiction outside the United States. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to

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include any copy thereof filed with the Commission pursuant to its Electronic
Data Gathering, Analysis and Retrieval System (the "EDGAR System").

                           (b)      At the time of the effectiveness of the
Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act ("Rule 434"), when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus, in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the statements set forth in the first paragraph under the subcaption "Commissions and Discounts," in the last paragraph under the subcaption "No Sales of Similar Securities," in the first two paragraphs under the subcaption "Price Stabilization, Short Positions" and under the subcaptions "Passive Market Making" and "Other Relationships" under the caption "Underwriting" in the Prospectus.

                           (c)      PricewaterhouseCoopers LLP, who have
certified the financial statements and supporting schedules and information of
(i) the Company and its subsidiaries and (ii) Liberty FiTech Systems, Inc., each of which are included in the Registration Statement, and whose reports appear in the Registration Statement or the Prospectus, are independent public accountants as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Rules and Regulations.

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                           (d)      Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders' equity or properties of the Company and each subsidiary of the Company listed on Exhibit A hereto (collectively, the "Subsidiaries"); (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (iii) the Offering or any other transaction contemplated by this Agreement, the Registration Statement or the Prospectus with respect to the Offering (any of the events described in clauses (i) through (iii), a "Material Adverse Change"). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions which are material to the Company and the Subsidiaries individually or taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

                           (e)      The authorized, issued and outstanding
capital stock of the Company is as set forth in the Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement and the Prospectus with respect to the Offering, will be as set forth in the column headed "Pro Forma As Adjusted" under the caption "Capitalization". All of the issued and outstanding shares of capital stock of the Company, including the Selling Stockholders' Shares, are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Common Stock or other security of the Company or any Subsidiary or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (each a "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of Shares in the Offering. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

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                           (f)      The Subsidiaries are the only subsidiaries
of the Company within the meaning of Rule 405 under the Securities Act. Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities, defects or claims.

                           (g)      Each of the Company and the Subsidiaries has
been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually or in the aggregate) would not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders' equity or properties of the Company and the Subsidiaries; (ii) the long-term debt or capital stock of the Company or any of its Subsidiaries; or
(iii) the Offering or any other transaction contemplated by this Agreement, the Registration Statement or the Prospectus in connection with the Offering (a "Material Adverse Effect"). Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits (collectively, the "Consents") of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic, to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Consent is valid and in full force and effect except for those failures to obtain such Consents that would not, individually or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which would reasonably be expected to result in the revocation of any such Consent. Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                           (h)      The Company has full right, power and
authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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                           (i)      The execution, delivery, and performance of
this Agreement and consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as would not, individually or in the aggregate, result in a Material Adverse Effect. No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Shares, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained and is in full force and effect.

                           (j)      Except as disclosed in the Registration
Statement and the Prospectus, there is no judicial, regulatory or other legal or governmental proceeding or other litigation pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, if determined adversely to the Company or any Subsidiary, would not, individually or in the aggregate, result in a Material Adverse Effect; to the best of the Company's knowledge, no such proceeding or litigation is threatened or contemplated.

                           (k)      The financial statements, including the
notes thereto, and the supporting schedules included in the Registration Statement and the Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and of Liberty FiTech Systems, Inc. Except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except that interim financial information is subject to normal year-end audit adjustments); and the supporting schedules included in the Registration Statement and the Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information included in the Registration Statement and the Prospectus present fairly in all material respects the information included therein and have been prepared on

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a basis consistent with that of the financial statements that are included in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

                           (l)      There are no pro forma or as adjusted
financial statements which are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations.

                           (m)      The assumptions used in preparing the pro
forma and pro forma as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein; the related adjustments made in the preparation of such pro forma and pro forma as adjusted financial information give appropriate effect to those assumptions; and such pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                           (n)      The Shares have been approved for quotation
on The NASDAQ National Market (the "NASDAQ") subject to notice of issuance and evidence of satisfactory distribution, and the Company has taken no action designed to terminate, or likely to have the effect of terminating, the quotation of the Shares on the NASDAQ, nor has the Company received any notification that the NASDAQ is contemplating terminating such quotation.

                           (o)      The statistical (not including any
statistical data derived from the financial statements), industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

                           (p)      The Company and its Subsidiaries maintain a
system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (q)      Neither the Company nor any of its
affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which might reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

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                           (r)      The Company has not prior to the date hereof
made any offer or sale of any securities which would be "integrated" for purposes of the Securities Act or Rules and Regulations with the offer and sale of the Shares pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, the Company has not sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Prospectus.

                           (s)      Except as disclosed in the Registration
Statement and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

                           (t)      The Company is not and, at all times up to
and including consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus in connection with the Offering, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

                           (u)      There are no contracts or other documents
(including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations and which have not been so described or filed.

                           (v)      No relationship, direct or indirect, exists
between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus.

                           (w)      Except as disclosed in the Registration
Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings or payments with respect

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to the Company or any of its officers, directors, stockholders, employees,
Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

                           (x)      The Company and each Subsidiary owns or
leases all such tangible real and personal properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration Statement. The Company and each Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances, equities, defects and claims except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

                           (y)      Except as otherwise disclosed in the
Registration Statement, the Company and each Subsidiary (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, "Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus, except where the failure to own or possess such rights would not, individually or in the aggregate, result in a Material Adverse Effect, and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented and which the Company considers to be its trade secrets has been kept confidential. Except as otherwise disclosed in the Registration Statement, neither the Company nor any of its subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement and Prospectus. To the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

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                           (z)      The Company and each Subsidiary carry, or
are covered by, insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect.

                           (aa)     Each of the Company and the Subsidiaries has
accurately prepared and timely filed all material federal, state and other tax returns that are required to be filed by it (or has received timely extensions therefore) and has paid or made provision for the payment of all material taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's or any Subsidiary' federal, state, local or foreign taxes is pending or, to the best of the Company's knowledge, threatened. The Company believes that the accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since December 31, 2002, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business or as otherwise disclosed in the Registration Statement. There is no tax lien, whether imposed by any federal, state or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

                           (bb)     No labor disturbance by the employees of the
Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers', customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

                           (cc)     No "prohibited transaction" (as defined in
either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in
Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code, except for any failure to so comply that would not, individually or in the aggregate, result in a Material Adverse Effect; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan"; and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

                           (dd)     There has been no storage, generation,
transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which would not, individually or in the aggregate, result in a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any Subsidiary has knowledge, except as would not, individually or in the aggregate, result in a Material Adverse Effect. The Company has not agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as would not, individually or in the aggregate, result in a Material Adverse Effect. There is no pending or, to the best of the Company's knowledge, threatened, administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.

                           (ee)     Neither the Company, any Subsidiary nor, to
the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

                           (ff)     Neither the Company nor any Subsidiary (i)
is in violation of its certificate or articles of incorporation, by-laws effective as of the Closing Date, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or
(iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses
(ii) and (iii) above) violations or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

                           (gg)     The Registration Statement, the Prospectus
and any Preliminary Prospectus comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders of foreign jurisdictions in which Directed Shares are offered or the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, may be distributed in connection therewith; and no Consent of, from or with any judicial, regulatory or other legal or governmental agency or body, other than such as have been obtained, is necessary under the any such law, rule, regulation, ordinance, directive, judgment, decree or order.

                           (hh)     The Company has not offered, or caused the
Underwriters to offer, Directed Shares to any person with the intention of unlawfully influencing (i) a customer or supplier of the Company or any Subsidiary to alter the customer's or supplier's level or type of business with the Company or any Subsidiary or (ii) a trade journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products.

                  Any certificate signed by or on behalf of the Company and delivered to you or to counsel for the Underwriters' on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally represents and warrants to, and agrees with, each of the Underwriters that:

                           (a)      Such Selling Stockholder has full right,
power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by such Selling Stockholder and constitutes the legal, valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (b)      Such Selling Stockholder has full right,
power and authority to execute and deliver a Custody Agreement and Power of Attorney substantially in the form of Exhibits B and C hereto (such Selling Stockholder's "Custody Agreement" and "Power of Attorney", respectively), to perform its obligations thereunder and to consummate the transactions contemplated by its Custody Agreement and Power of Attorney. The Custody Agreement and Power of Attorney and the transactions contemplated by the Custody Agreement and Power of Attorney have been duly and validly authorized by such Selling Stockholder. The Custody Agreement and Power of Attorney have each been duly and validly executed and delivered by such Selling Stockholder and constitute the legal, valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Counterparts of such Selling Stockholder's Custody Agreement, duly signed by (i) the Company, as custodian (in such capacity, the "Custodian") and (ii) Louis Hernandez, Jr. and Carl D. Blandino as such Selling Stockholders' attorney-in-fact (in such capacity, the "Attorney-In-Fact") have been delivered to the Company and Bear Stearns on or prior to the date of this Agreement.

                           (c)      Such Selling Stockholder agrees that the
Shares to be sold by such Selling Stockholder, whether or not on deposit with the Custodian, are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement or Power of Attorney, by any act of such Selling Stockholder, by operation of law or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other event should occur affecting the legal status or capacity of such Selling Stockholder before the delivery of the Shares to be sold by a Selling Stockholder hereunder, the documents evidencing the Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

                           (d)      Such Selling Stockholder has, and on the
Closing Date will have, good and marketable title to, and is the lawful owner of, the Selling Stockholders' Shares to be sold by such Selling Stockholder hereunder, and upon sale and delivery of, and payment for, such Shares as provided herein, such Selling Stockholder will convey to the Underwriters good and marketable title to such Selling Stockholders' Shares, free and clear of all liens, encumbrances, equities, defects and claims. Certificates for all of the Selling Stockholders' Shares to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

                           (e)      No Consent of, with or from any judicial,
regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance by the Selling Stockholder of this Agreement or its Custody Agreement or Power of Attorney, or consummation of the transactions contemplated herein or therein, including the sale and delivery of the Selling Stockholders' Shares to be sold and delivered hereunder, except the registration under the Securities Act of such Selling Stockholders' Shares and such Consents as may be required under state securities or blue sky laws and the rules of the NASD in connection with the purchase and distribution of such Selling Stockholder's Shares by the Underwriters, each of which has been obtained and is in full force and effect.

                           (f)      The execution, delivery and performance of
this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and consummation of any of the other transactions contemplated herein and therein by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder do not and will not (A) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which such Selling Stockholder is party or by which such Selling Stockholder or its properties or assets may be bound, or (B) violate or conflict with any law, rule regulation, ordinance, directive, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign.

                           (g)      Except as disclosed in the Registration
Statement and the Prospectus, such Selling Stockholder does not have any right to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by such Selling Stockholder, and any such waiver remains in full force and effect.

                           (h)      Such Selling Stockholder does not have, or
has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Stockholder to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                           (i)      Except as disclosed in the Registration
Statement and the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement of the Prospectus or, to such Selling Stockholder's knowledge, any arrangements, agreements, understandings or payments with respect to the Company or any of its officers, directors, stockholders, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

                           (j)      The information in the Registration
Statement and the Prospectus under the caption "Principal and Selling Stockholders" which specifically relates to such Selling Stockholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In the event there is any change in the information under the caption "Principal and Selling Stockholders" which specifically relates to such Selling Stockholder from the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, such Selling Stockholder will immediately notify the Underwriters of such change.

                           (k)      Such Selling Stockholder has not taken, and
will not take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which might reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                           (l)      Such Selling Stockholder has not distributed
and will not distribute, prior to the later of the Additional Closing Date, if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Stockholders other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

                           (m)      The representations and warranties of such
Selling Stockholder in its Custody Agreement and Power of Attorney are, and on the Closing Date will be, true and correct.

                  Any certificate signed by or on behalf of the Selling Stockholders and delivered to you or to counsel for the Underwriters on the Closing Date shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

                  3.       Purchase, Sale and Delivery of the Shares.

                           (a)      On the basis of the representations,
warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees, and each Selling Stockholder (severally and not jointly) agrees, to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $_______, the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                           (b)      Payment of the purchase price for, and
delivery of certificates representing, the Firm Shares shall be made at the office of Latham & Watkins LLP ("Underwriters' Counsel"), or at such other place as shall be agreed upon by Bear Stearns and the Company, at 10:00 A.M., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of
Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by Bear Stearns and the Company (such time and date of payment and delivery being herein called the "Closing Date").

                  Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Custodian (pursuant to each Selling Stockholder's Custody Agreement and Power of Attorney), as the case may be, upon delivery of certificates for the Firm Shares to Bear Stearns through the facilities of The Depository Trust

Company for the respective accounts of the several Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by the Selling Stockholders to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement and Power of Attorney. Certificates for the Firm Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two business days before the Closing Date. The Company will permit Bear Stearns to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                           (c)      In addition, on the basis of the
representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 750,000 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from Bear Stearns to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by Bear Stearns, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as Bear Stearns in its sole discretion shall make.

                           (d)      Payment of the purchase price for, and
delivery of certificates representing, the Additional Shares shall be made at the office of Underwriters' Counsel, or at such other place as shall be agreed upon by Bear Stearns and the Company, at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by Bear Stearns and the Company.

                  Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Additional Shares to Bear Stearns through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares shall be registered in such name or names and shall be in such denominations as Bear Stearns may request at least two business days before the Additional Closing Date. The Company will permit Bear Stearns to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

                  4. Offering. Upon authorization of the release of the Firm Shares by Bear Stearns, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

                  5. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

                           (a)      The Registration Statement and any
amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to Bear Stearns of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective.

                  The Company will notify you promptly (and, if requested by Bear Stearns, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company's intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every commercially reasonable effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule
434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement to which Bear Stearns shall reasonably object in writing after being timely furnished in advance a copy thereof. The Company will provide Bear Stearns with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit Bear Stearns a reasonable opportunity to review and comment thereon.

                           (b)      The Company shall comply with the Securities
Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement the Company will notify you promptly and prepare and file with the Commission, subject to Section 5(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to Bear Stearns) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                           (c)      The Company will promptly deliver to each of
you and Underwriters' Counsel a signed or conformed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement and all amendments of and supplements to such documents, if any, as you may reasonably request. As promptly as possible on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

                           (d)      The Company consents to the use and delivery
of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

                           (e)      The Company will use its commercially
reasonable efforts, in cooperation with Bear Stearns, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions, domestic or foreign, as Bear Stearns may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to become subject to taxation, to qualify as a foreign corporation or to execute a general consent to service of process in such jurisdiction.

                           (f)      The Company will make generally available to
its security holders and to the Underwriters as soon as practicable, but in any event not later than 45 days after the end of the first fiscal quarter ending after the first anniversary of the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with
Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                           (g)      During the period of 180 days from the date
of the Prospectus, without the prior written consent of Bear Stearns, the Company (i) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (ii) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will assist the Underwriters in obtaining an undertaking in substantially the form of Annex II hereto of each of its officers, directors and stockholders listed on Schedule II attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the sale of Shares as contemplated by this Agreement, the Company's issuance of Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the exercise of currently outstanding options; (iii) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus, and (iv) the issuance by the Company of securities in order to acquire assets or equity of one or more businesses by merger, asset purchase, stock purchase or otherwise in an aggregate amount not to exceed five percent (5%) of the outstanding shares of common stock of the Company as of the Closing Date; provided that each person who receives any securities pursuant to this clause (iv) executes and delivers to the Underwriters an undertaking in substantially the form of Annex II hereto for the remainder of the 180-day period referred to therein. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145.

                           (h)      During the period of five years from the
effective date of the Registration Statement, the Company will furnish to Bear Stearns and, upon request, any other Representative copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to Bear Stearns and, upon request, any other Representative (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (unless available on the EDGAR System); and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission), provided that Bear Stearns or such Representative agree to keep such additional information confidential (and to cause its employees and agents to do the same) prior to its publication or public dissemination by the Company unless otherwise required by applicable law.

                           (i)      The Company will apply the net proceeds from
the sale of the Shares substantially as set forth under the caption "Use of Proceeds" in the Prospectus.

                           (j)      The Company will use its best efforts to
list the Shares for quotation on NASDAQ and maintain the listing of the Shares on the NASDAQ.

                           (k)      The Company, during the period when the
Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Securities Act and the Rules and Regulations within the time periods required thereby.

                           (l)      The Company will use its commercially
reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

                           (m)      The Company will comply in all material
respects with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered.

                           (n)      Based on NASD questionnaires which have been
delivered to the Company by Bear Stearns prior to the date hereof, the Company hereby agrees that it will ensure that the Directed Shares will be restricted as required by the NASD or NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. At the request of Bear Stearns, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time.

                           (o)      The Company will not take, and will cause
its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which might reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares.

                           (p)      During the period of 180 days from the date
of the Prospectus, the Company shall (i) maintain its principal place of business in the State of Connecticut, (ii) base a numerical majority of the sum of its employees in the State of Connecticut and (iii) conduct a majority of its operations(including manufacturing and production), directly or through subcontractors, in the State of Connecticut.

                  6. Payment of Expenses. Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities or blue sky laws as provided in Section 5(e) hereof and any offering of Directed Shares outside the United States, including the fees and disbursements of counsel for the Underwriters in connection with such qualification or offering and in connection with any blue sky survey (which fees and disbursements shall not exceed $7,500); (v) the filing fees incident to securing any required review by the NASD of the terms of the Offering, including the fees and disbursements of counsel for the Underwriters in connection with, such filing (which fees and disbursements shall not exceed $20,000); (vi) all fees and expenses in connection with listing the Shares on the NASDAQ; (vii) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) any stock transfer taxes incurred in connection with this Agreement or the Offering; and (ix) any reasonable expenses (including, without limitation, legal expenses) incurred by the Underwriters in connection with any release, or any effort by the Company or any Directed Share Purchaser to seek the release, of any of the Directed Shares from the restrictions referred to in Section 5(n) above. The Company also will pay or cause to be paid: (x) the cost of preparing stock certificates representing the Shares; (y) the cost and charges of any transfer agent or registrar for the Shares; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 6. It is understood, however, that except as provided in this Section, and Sections 8, 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to
Section 7 or 12(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all reasonable out-of-pocket expenses of the Underwriters (including but not limited to reasonable fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

                  7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and each of the Selling Stockholder herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and each of the Selling Stockholders of their respective obligations hereunder, and to each of the following additional conditions:

                           (a)      The Registration Statement shall have become
effective and all necessary regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by Bear Stearns; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                           (b)      At the Closing Date you shall have received
the favorable written opinion of Hale and Dorr LLP, counsel for the Company and the Selling Stockholders, dated the Closing Date and addressed to the Underwriters in the form attached hereto as Annex I.

                           (c)      All proceedings taken in connection with the
sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to Bear Stearns and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as Bear Stearns may require, and the Company shall have furnished to Underwriters' Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                           (d)      At the Closing Date you shall have received
a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are true and correct, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with in all material respects, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and (vi) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change, except in each case as disclosed in the Prospectus.

                           (e)      At the Closing Date you shall have received
a certificate of the Selling Stockholders, dated the Closing Date, to the effect that such Selling Stockholder has examined the Registration Statement, the Prospectus and any supplement to the Prospectus and this Agreement and (i) as of the date hereof and as of the Closing Date, the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are true and correct and (ii) as of the Closing Date all agreements, conditions and obligations of such Selling Stockholder to be performed or complied with hereunder on or prior thereto have been duly performed or complied with in all material respects.

                           (f)      At the time this Agreement is executed and
at the Closing Date, you shall have received a comfort letter, from PricewaterhouseCoopers LLP, independent public accountants (within the meaning of the Securities Act) for the Company and Liberty FiTech

Systems, Inc., dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

                           (g)      Subsequent to the execution and delivery of
this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders' equity, properties or prospects of the Company and the Subsidiaries, individually or taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the reasonable judgment of Bear Stearns, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

                           (h)      You shall have received a duly executed
lock-up agreement from the directors, officers and stockholders listed on
Schedule II hereto, in each case substantially in the form attached hereto as Annex II.

                           (i)      At the Closing Date, the Shares shall have
been approved for quotation on the NASDAQ.

                           (j)      Prior to the Closing Date, the NASD shall
have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                           (k)      The Company shall have complied with the
provisions of Section 5(c) hereof with respect to the furnishing of Prospectuses on the next business day succeeding the date of this Agreement.

                           (l)      No action shall have been taken and no
statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares.

                           (m)      The Company shall have furnished the
Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to Bear Stearns and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by Bear Stearns at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by Bear Stearns at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

                  8.       Indemnification.

                           (a)      The Company shall indemnify and hold
harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and other expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all amounts paid in settlement of any claim or litigation in accordance with the terms of this Agreement), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Directed Shares in any jurisdiction outside the United States or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or Preliminary Prospectus, not misleading; provided, however, that (i) the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Bear Stearns expressly for use therein and (ii) with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this section shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the securities concerned, to the extent that any such loss, claim, damage, liability or action of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction in a decision not subject to further appeal that (w) the Company had furnished copies of the Prospectus, as amended or supplemented, to the Representatives in the requisite quantity and on a timely basis to permit proper delivery on or prior to the time at which written confirmation of the sale of such securities was delivered by the Underwriter,
(x) delivery of the Prospectus, as amended or supplemented, was required by the Securities Act to be made to such person at such time, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus as amended or supplemented, and (z) the Underwriter did not send or give to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus as amended or supplemented. The parties agree that such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the material referred to in the last sentence of
Section 1(b) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

                           (b)      Each of the Selling Stockholders, jointly
with the Company and severally, shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and other expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all amounts paid in settlement of any claim or litigation in accordance with the terms of this Agreement), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) a breach by such Selling Stockholder of the representations and warranties contained in Section 2 hereof and (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use therein. This indemnity agreement will be in addition to any liability which each of the Selling Stockholders may otherwise have, including but not limited to other liability under this Agreement; provided, however, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the product of
(i) the number of Shares sold by such Selling Stockholder, and (ii) the initial public offering price of the Shares as set forth in the Prospectus, net of underwriting discounts and commissions.

                           (c)      Each Underwriter, severally and not jointly,
shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, the Selling Stockholders and each other person, if any, who controls the Company or any Selling Stockholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and other expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all amounts paid in settlement of any claim or litigation in accordance with the terms of this Agreement), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through Bear Stearns specifically for use therein, it being expressly understood and agreed by the parties that, such information provided by or on behalf of any Underwriter through Bear Stearns consists solely of the information set forth in the last sentence of Section 1(b) hereof; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

                           (d)      In connection with the offer and sale of
Directed Shares the Company agrees, promptly upon written notice, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them (i) as a result of the failure of any Directed Share Purchaser, who makes an oral agreement, properly evidenced and confirmed by the Underwriters, to purchase Directed Shares within twenty-four hours of establishing the public offering price, to pay for and accept delivery of the Directed Shares and (ii) the violation by the Company of any applicable laws or regulations of any foreign jurisdictions where Directed Shares have been offered. Under no circumstances will Bear Stearns or any other Underwriter be liable to the Company or to any Directed Share Purchaser for any action taken or omitted to be taken in connection with the Directed Shares or any transaction effected with any Directed Share Purchaser, except to the extent found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of Bear Stearns or such other Underwriter, as the case may be.

                           (e)      Promptly after receipt by an indemnified
party under subsection (a), (b), (c) or (d) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable period of time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there are defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the indemnifying parties. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate counsel (plus local counsel) for all such indemnified parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

                  9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Stockholders (collectively, the "Sellers") and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Sellers, any contribution received by the Sellers from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Sellers and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Sellers and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers bears to (y) the underwriting discount or commissions received by the respective Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Sellers and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Stockholder shall be required to contribute an amount in excess of the product of (A) the number of Shares sold by such Selling Stockholder, and (B) the initial public offering price of the Shares as set forth in the Prospectus, net of underwriting discounts and commissions. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the any Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and any Selling Stockholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

                  10.      Default by an Underwriter.

                           (a)      If any Underwriter or Underwriters shall
default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or

Additional Shares with respect to which such default relates (the "Default Shares") do not (after giving effect to arrangements, if any, made by Bear Stearns pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as Bear Stearns in its sole discretion shall make.

                           (b)      In the event that the aggregate number of
Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, Bear Stearns may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default Bear Stearns does not arrange for the purchase of the Default Shares as provided in this Section 10(b), this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8, 9, 11 and 12(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

                           (c)      In the event that any Default Shares are to
be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, Bear Stearns or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

                  11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary or any Selling Stockholder submitted pursuant hereto, including the agreements contained in
Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors or any controlling person thereof, or by or on behalf of the Selling Stockholders and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1,
Section 2
and the agreements contained in Sections 6, 8, 9, 11 and 12(d) hereof shall survive any termination of this Agreement, including termination pursuant to
Section 10 or 12 hereof.

                  12.      Effective Date of Agreement; Termination.

                           (a)      This Agreement shall become effective upon
the later of (i) receipt by Bear Stearns and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by Bear Stearns notifying the Company. Notwithstanding any termination of this Agreement, the provisions of this
Section 12 and of Sections 1, 2, 6, 8, 9 and 13 through 18, inclusive, shall be in full force and effect at all times after the execution hereof.

                           (b)      Bear Stearns shall have the right to
terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of Bear Stearns will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or
(B) if trading on The New York Stock Exchange ("the NYSE") or the NASDAQ shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or
(C) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) in the reasonable judgment of Bear Stearns, any Material Adverse Change shall have occurred since the respective dates as of which information is given in the Prospectus; or (E) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii), in the judgment of Bear Stearns, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

                           (c)      Any notice of termination pursuant to this
Section 12 shall be in writing.

                           (d)      If this Agreement shall be terminated
pursuant to any of the provisions hereof (other than pursuant to (i) notification by Bear Stearns as provided in Section 12(a) hereof or (ii) Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling

Stockholder to perform any agreement herein or comply with any provision hereof, the Company and the Selling Stockholders will, subject to demand by Bear Stearns, reimburse the Underwriters for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

                  13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

                           (a)      if sent to any Underwriter, shall be mailed,
delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention:
Equity Capital Markets, with a copy to Underwriters' Counsel at the address, and to the attention of the persons, set forth in the Registration Statement;

                           (b)      if sent to the Company, shall be mailed,
delivered, or faxed and confirmed in writing to the Company and its counsel at the respective addresses, and to the attention of the respective persons, set forth in the Registration Statement;

                           (c)      if sent to any Selling Stockholder, shall be
mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the respective addresses, and to the attention of the respective persons, set forth in the Registration Statement;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

                  14. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Stockholders and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

                  15. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and each Selling Stockholder irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "Proceeding"),
(b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) AND EACH SELLING STOCKHOLDER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

                  16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

                  17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                            [signature pages follow]

                  If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,

                                        OPEN SOLUTIONS INC.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        SELLING STOCKHOLDERS

                                        ________________________________________
                                        Louis Hernandez, Jr.

                                        ________________________________________
                                        Carl D. Blandino

                                        ________________________________________
                                        Gary E. Daniel

                                        ________________________________________
                                        Michael D. Nicastro

                                        ________________________________________
                                        Kevin Fahey

                                        ________________________________________
                                        John J. DeMita

                                        ________________________________________
                                        John Messier

                                        ________________________________________
                                        David L. Mitchell

                                        ________________________________________
                                        Thomas N. Tartaro

                                        ________________________________________
                                        Kimberly A. Finocchiaro

                                        ________________________________________
                                        Mark Harris

                                        ________________________________________
                                        Craig Carragan

                                        ________________________________________
                                        Eric K. Anderson

                                        ________________________________________
                                        Jan L. Frymyer

                                        ________________________________________
                                        Thomas J. Galvin

                                        ________________________________________
                                        Jay Singer

                                        ________________________________________
                                        Anne Miela

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
U.S. BANCORP PIPER JAFFRAY INC.

By: Bear, Stearns & Co. Inc.

By:_______________________________________
   Name:
   Title:

On behalf of itself and the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I

                                  Underwriters

                                                                               Number of Additional
                                                  Total Number of Firm       Shares to be Purchased if
Name of Underwriter                              Shares to be Purchased      Option is Fully Exercised
-------------------                              ----------------------      -------------------------
Bear, Stearns & Co. Inc.
Friedman, Billings, Ramsey & Co., Inc.
U.S. Bancorp Piper Jaffray Inc.

                   Total.......................  _____________________        ___________________


                              Selling Stockholders

Name of Selling Stockholder            Total Number of Firm Shares to be Purchased
---------------------------            -------------------------------------------
                                       (which reflects the Company's contemplated
                                           one- for-1.45 reverse stock split)

Louis Hernandez, Jr.                                  71,615

Carl D. Blandino                                      22,186

Gary E. Daniel                                        23,397

Michael D. Nicastro                                   14,772

Kevin Fahey                                           14,416

John J. DeMita                                         6,163

John Messier                                           5,087

David L. Mitchell                                      4,517

Thomas N. Tartaro                                      2,880

Kimberly A. Finocchiaro                                2,880

Mark Harris                                            2,700

Craig Carragan                                         2,340

Eric K. Anderson                                       2,314

Jan L. Frymyer                                                                         2,005

Thomas J. Galvin                                                                         959

Jay Singer                                                                               900

Anne Miela                                                                               869

                                   SCHEDULE II

Menlo Ventures VI, L.P.

Menlo Entrepreneurs Fund VI, L.P.

The BISYS Group, Inc.

Axiom Venture Partners, L.P.

Axiom Venture Partners III Limited Partnership

Aetna Life Insurance Company

Connecticut Innovations, Incorporated

Connecticut Innovations/Webster LLC

HNC Software Inc.

Key Principal Partners LLC

Louis Hernandez, Jr.

Andrew S. Bennett

Carl D. Blandino

Gary E. Daniel

Michael D. Nicastro

Douglas K. Anderson

Douglas C. Carlisle

David M. Clarke

David Dame

Samuel F. McKay

Carlos P. Naudon

William W. Neville

Greg Thompson

Richard P. Yanak

                                    EXHIBIT A

                                  Subsidiaries

Open Solutions Imaging Systems, Inc.

Sound Software Development, Inc.

Open Solutions FiTech, Inc.

                                    EXHIBIT B

                            Form of Custody Agreement

                                    EXHIBIT C

                            Form of Power of Attorney

                                     ANNEX I

                      Form of Opinion of Hale and Dorr LLP

                                    ANNEX II

                            Form of Lock-Up Agreement

Bear, Stearns & Co. Inc.
Friedman Billings Ramsey
U.S. Bancorp Piper Jaffray Inc.
         As Representatives of the several
         Underwriters referred to below
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Equity Capital Markets

                     Open Solutions, Inc. Lock-Up Agreement

Ladies and Gentlemen:

         This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by Open Solutions, Inc., a Delaware corporation (the "Company"), of its common stock, $.01 par value (the "Stock").

         In order to induce you and the other underwriters for which you act as representatives (the "Underwriters") to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. ("Bear Stearns") on behalf of the Underwriters, during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

         Notwithstanding the foregoing, (a)(i) the undersigned may transfer Relevant Securities by bona fide gift, will or intestate succession, (ii) the undersigned may transfer Relevant Securities to any trust for the direct or indirect benefit of the undersigned or an immediate family member (i.e. any relationship by blood, marriage or adoption, not more remote than first cousin) and (iii) if the undersigned is a partnership, limited liability company or corporation, the undersigned may make a general distribution of Relevant Securities to its partners, members or shareholders, (b) this Agreement shall not restrict the sale or other disposition of Relevant Securities that are acquired by the undersigned in the open market after the Offering is priced and (c) the undersigned may sell the Stock set forth opposite the undersigned's name on
Schedule I to the Underwriting Agreement to be entered into among the Company, the Underwriters and the selling stockholders named therein, provided, as to clauses (a) and (b) above, (x) that each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto and (y) that any such sale or other disposition fully complies with, and is not required to be disclosed or reported under, applicable law (including but not limited to Section 16 under the Exchange Act of 1934).

         The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of Bear Stearns, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

         This Agreement shall terminate and be of no further force and effect in the event the Company has not consummated the Offering by March 31, 2004.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

                                      Very truly yours,

                                      By: _______________________________

                                      Name: _______________________
                                      Title (if applicable): ___________________